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                                                                   EXHIBIT 10.38

                                  US HELICOPTER

JOHN W. GALLIGAN:

      -     EMPLOYMENT TERMS - DATED March 11, 2005:

            -     EFFECTIVE March 11, 2005 (START DATE - PART TIME)

            -     EFFECTIVE May 1, 2005 (START DATE - FULL TIME)

      -     POSITION

                  -     DIRECTOR OF MAINTENANCE

      -     LOCATION

                  - SIKORSKY MEMORIAL AIRPORT, STRATFORD, CT or at some other yet to be determined facility in the New York (TRI-STATE) area.

      -     REPORTS TO

                  -     SENIOR VICE PRESIDENT/CHIEF OPERATING OFFICER

      -     RESPONSIBILITIES

                  -     AIRCRAFT MAINTENANCE DEPARTMENT

                  -     MAINTENANCE PLANNING

                  -     MAINTENANCE PERSONNEL

                  -     AIRCRAFT AIRWORTHIENESS

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      JOHN W. GALLIGAN
      EMPLOYMENT TERMS
      MARCH 11, 2005
      PAGE TWO

      -     SALARY

      -     Part Time March/April 2005, Salary Rate of $31.25 Her Hour

      -     Full Time May 1, 2005 Pre Start-up Period (Estimated May/June)

      -     Base Salary $65,000

      -     Effective with Start-up Base Salary will be $75,000

      - Effective Six (6) Months After Start-Up Base Salary will be $78,000 (Based on Performance)

      - Effective Twelve (12) Months After Start-Up Base Salary will be $82,500 (based on Performance)

      - Variance Between May 01, 2005 Pre Start-up period and Effective Start-up, Salary Difference Between $65,000 and $75,000 will be Deferred

      -     STOCK PLAN

      -     100,000 SHARES VESTED OVER ONE (1) YEAR

      - STOCK OPTIONS (AT PRE-ESTABLISHED VALUATION RATE) 70,000 SHARES IN ACCORDANCE WITH COMPANY'S STOCK OPTION PLAN

      -     BENEFITS

              -     John Galligan Elects Not to Participate in USH Medical Plan
                    (Only)

              - John Galligan Will participate in Other Benefits Offered This Position as Established/Finalized by The Company

AGREED TO:

  /s/ Terence O. Dennison                               /s/ John W. Galligan
-------------------------                            --------------------------
TERENCE O. DENNISON                                  JOHN W. GALLIGAN
Senior Vice President/
Chief Operating Officer